UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2005

Exact name of registrant as specified in its charter
Commission	and principal office address and	State of	I.R.S. Employer
File Number	telephone number	Incorporation	I.D. Number
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On September 28, 2005, the boards of directors of WGL Holdings, Inc. (WGL Holdings) and its wholly owned subsidiary, Washington Gas Light Company (Washington Gas), elected two new officers, effective October 1, 2005. Vincent L. Ammann, Jr., was elected Vice President, Finance, for WGL Holdings and Washington Gas. Gautam Chandra was elected Vice President, Performance Improvement and Non-Utility Operations, for WGL Holdings, and Vice President, Performance Improvement for Washington Gas. Both Mr. Ammann and Mr. Chandra will report to Frederic M. Kline, Vice President and Chief Financial Officer of WGL Holdings and Washington Gas.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. and Washington Gas Light Company (Registrants)
Date: October 3, 2005	/s/ Mark P. O’Flynn
Mark P. O’Flynn
Controller (Principal Accounting Officer)